Shareholders' Equity	12 Months Ended
Dec. 31, 2021
Stockholders Equity Disclosure [Abstract]
SHAREHOLDERS’ EQUITY
17.	SHAREHOLDERS’ EQUITY

On August 20, 2021, the shareholders of the Company approved a 1 for 3 reverse split of the Company’s authorized and issued ordinary shares whereby every three shares were consolidated into one share (the “Reverse Split”). In addition, the par value of each ordinary share increased from $0.001 to $0.003. The financial statements and all share and per share amounts have been retroactively restated to reflect the Reverse Split. On August 20, 2021, in addition to the Reverse Split, the shareholders of the Company also approved:

●	a proposal to resolve fractional entitlements to the Company’s issued ordinary shares resulting from the Reserve Split – under the proposal, fractional shares will be disregarded and will not be issued to the shareholders of the Company but all such fractional shares shall be redeemed in cash for the fair value of such fractional share, with fair value being defined as the closing price of the ordinary shares on a post-reverse split basis on the applicable trading market on the first trading date of the Company’s ordinary shares following the effectiveness of the Reverse Split; and

●	an increase in the Company’s authorized ordinary shares from 100,000,000 to 300,000,000.

On March 25, 2021, a total of 43,700 shares were issued to acquire a majority stake in Handshake.

On September 28, 2021, the Company completed an initial public offering to issue 3,614,458 units, each unit consisting of one of our ordinary shares, par value $0.003 per share, and a warrant to purchase one ordinary share at $4.15 per unit for aggregate gross proceeds of approximately $15 million. Each ordinary share is being sold together with one warrant to purchase one ordinary share. Each whole share exercisable pursuant to the warrants will have an exercise price per share at $5.1875, equal to 125% of the initial public offering price. The warrants will be immediately exercisable and will expire on the fifth anniversary of the original issuance date.

The fair value of the warrants, determined using the Black-Scholes valuation model, was $0.46 per warrant. The significant inputs into the model were share price as shown above, the exercise price as shown above, volatility of 17.06%, expected warrant life of 5 years, and an annual risk-free interest rate of 2.5%.  The volatility measured at the standard deviation of continuously compounded share returns is based on statistical analysis of Nasdaq-100 companies between 2015 – 2019.

As of December 31, 2019, 16,666,663 ordinary shares were issued at par value of $0.003, equivalent to share capital of $50,000. On February 5, 2020, the shareholders of the Company authorized an increase in the authorized shares of the Company from 16,666,663 ordinary shares to 100,000,000 ordinary shares. In March 2020, the Company issued 689,427 ordinary shares (see Note 18) at par value. Total ordinary shares issued as of December 31, 2020 was 17,356,090, equivalent to share capital of approximately $52,069. As of December 31, 2021 and 2020, subscription receivable for these shares was $50,000. There is no definitive due date to pay up the receivables. During 2020, the Company recorded a capital distribution to the controlling shareholder for approximately $380,000, representing the amount of a related party receivable/loan written off.